Capital management	12 Months Ended
Dec. 31, 2022
Disclosure Of Capital Management [Abstract]
Capital management
50 Capital management
Objectives
Group Treasury (“GT”) Balance Sheet & Capital Management, is responsible for maintaining the adequate capitalisation of ING Group and ING Bank entities, to manage the risk associated with ING’s business activities. This involves not only managing, planning and allocating capital within ING Group, ING Bank and its various entities, but also helping to execute necessary capital market transactions, term (capital) funding and risk management transactions. ING takes an integrated approach to assess the adequacy of its capital position in relation to its risk profile and operating environment. This means GT Balance Sheet & Capital Management takes into account both regulatory and internal, economic based metrics and requirements as well as the interests of key stakeholders such as shareholders and rating agencies. ING manages capital using the IFRS-EU equity position as a basis.
ING applies the following main capital definitions:
•Common equity Tier 1 capital (CET1) - is defined as shareholders’ equity less regulatory adjustments. CET1 capital divided by risk-weighted assets equals the CET1 ratio.
•Tier 1 capital – is defined as CET1 capital plus Additional Tier 1 (hybrid) securities and other regulatory adjustments. Tier 1 capital divided by risk-weighted assets equals the Tier 1 capital ratio.
•Total capital – is Tier 1 capital plus subordinated Tier 2 liabilities and regulatory adjustments. Total capital divided by risk-weighted assets equals the Total capital ratio.
•CET1 ratio target – is built on the CET1 requirements specified for ING, potential increase in the regulatory requirement of the Countercyclical Buffer, the potential impact of a standardised and pre-determined stress scenario and general uncertainties.
•Leverage ratio (LR) – is defined as Tier 1 capital divided by the leverage exposure.
•Total Loss Absorbing Capacity (TLAC) – is Total capital plus senior unsecured bonds and amortisations. TLAC ratios are based on both risk-weighted assets and leverage exposure.
•Minimum Required Eligible Liabilities (MREL) – is Total capital plus senior unsecured bonds and amortisations. MREL ratios are based on both risk-weighted assets and leverage exposure.
Capital developments
ING’s capital position remained strong despite the challenging economic and geopolitical environment. At both the consolidated and entity level, ING has sufficient buffers to withstand various stressed scenarios.
ING’s CET1 target level of around 12.50% is well above the prevailing Maximum Distributable Amount (MDA) level of 10.58%, implying a management buffer of about 190 basis points.
ING’s capital ratios at the end of the year decreased compared to 2021 primarily due to additional distributions and higher risk-weighted assets. ING distributed an additional EUR 1.25 billion and EUR 1.5 billion as next steps to converge the CET1 ratio towards ING’s CET1 target by 2025. Risk-weighted assets were mainly impacted by rating downgrades on Russia-related exposure, currency movements, the implementation of EBA guidelines on the treatment of structural FX positions, and model impacts. Model impacts reflect the introduction of a risk-weight floor on Dutch residential mortgages by the Dutch Central Bank as well as ongoing redevelopment of internal models and EBA guidelines.
ING Groep N.V. has a CET1 ratio of 14.5% at 31 December 2022 versus an overall SREP requirement (including buffer requirements) of 10.58%. The Group’s Tier 1 ratio decreased to 16.4%. The Total capital ratio decreased from 21.0% to 19.4% compared to last year.

ING Group capital position according to CRR II / CRD V
in EUR million	2022	2021
Shareholders’ equity [1]	49,909	53,919
Interim profits not included in CET1 capital [2]	-1,411	-1,568
- Other adjustments	-537	-2,590
Regulatory adjustments	-1,948	-4,159
Available common equity Tier 1 capital	47,961	49,760

Additional Tier 1 securities [3]	6,295	6,808
Regulatory adjustments additional Tier [1]	60	50
Available Tier 1 capital	54,316	56,618

Supplementary capital Tier 2 bonds [4]	10,046	9,341
Regulatory adjustments Tier 2	-32	-158
Available Total capital	64,330	65,801

Risk weighted assets	331,520	313,064

Common equity Tier 1 ratio	14.47%	15.89%
Tier 1 ratio	16.38%	18.09%
Total capital ratio	19.40%	21.02%
1Shareholders' equity is determined in accordance with IFRS-EU.
2All T2 securities are CRR/CRD V-compliant for 2022 (2021: EUR 153 million was subject to CRR/CRD IV grandfathering rules).
In accordance with the applicable regulation, credit and operational risk models used in the capital ratios calculations are not audited.
Distribution
ING’s distribution policy is a pay-out ratio of 50% of resilient net profit. Resilient net profit is defined as net profit adjusted for significant items not linked to the normal course of business. The 50% pay-out may be in the form of cash, or a combination of cash and share repurchases, with the majority in cash. Additional distributions to be considered periodically, taking into account alternative opportunities, macro-economic circumstances and the outcome of our capital planning.
For 2022, the resilient net profit amounts to EUR 4,038 million (IFRS-EU net result: 3,674 million), of which EUR 2,019 million was reserved for distribution outside of CET1 capital reflecting ING’s distribution policy of a 50% pay-out ratio. Resilient net profit includes a positive adjustment to the net profit of EUR 363 million related to hyperinflation accounting according to IAS 29 in the consolidation of our subsidiary in Turkey and the impairment of the goodwill allocated to Turkey.
Following ING’s distribution policy of a 50% pay-out ratio on resilient net profit:
•A final dividend over 2021 of EUR 0.41 per share was paid was paid after shareholders’ approval at the Annual General Meeting in April 2022.
•An interim dividend over 2022 of EUR 0.17 per share was paid on 15 August 2022.
•The Board has proposed to pay a final cash dividend over 2022 of EUR 0.389 per share. This is subject to the approval by shareholders at the Annual General Meeting in April 2023.

In addition to this, ING distributed an additional EUR 1.25 billion and EUR 1.5 billion:
•An additional EUR 1.25 billion by means of a cash distribution of EUR 0.232 per share which was paid on 18 May 2022 and a share buyback programme by which a total number of 40.7 million ordinary shares for the amount of EUR 380 million had been repurchased between 12 May and 14 July 2022.
•An additional distribution of EUR 1.5 billion, by means of a share buyback programme by which a total number of 107.0 million ordinary shares for the amount of EUR 1.2 billion had been repurchased between 3 November and 28 December 2022 and the remaining amount has been paid in cash (EUR 0.082 per share) to shareholders on 16 January 2023
Processes for managing capital
GT Balance Sheet & Capital Management ensures adherence to ING’s solvency risk appetite statements by planning and executing capital management transactions. The ongoing assessment and monitoring of capital adequacy is embedded in the capital planning process as part of the ICAAP framework. As part of the dynamic business planning process, ING prepares a capital and funding plan on a regular basis for all its material businesses and assesses continuously the timing, need and feasibility for capital management actions in scope of its execution strategy. Sufficient financial flexibility should be preserved to meet important financial objectives. Risk appetite statements are at the foundation of the capital plan and are cascaded to the different businesses in line with ING’s risk management framework. Contingency capital measures and early warning indicators are in place in conjunction with ING’s contingency and recovery plan to support the strategy in times of stress.
Adverse planning and stress testing, which reflect the outcome of the annual risk assessment, are integral components of ING’s risk and capital management framework. It allows to (i) identify and assess potential vulnerabilities in ING’s businesses, business model, portfolios or operating environment; (ii) understand the sensitivities of the core assumptions used in ING’s strategic and capital plan; and (iii) improve decision-making and business steering through balancing risk and return following a forward looking and prudent management approach.
Regulatory requirements
Capital adequacy and the use of required regulatory capital are based on the guidelines developed by the Basel Committee on Banking Supervision (The Basel Committee) and the European Union Directives, as implemented by the Dutch Central Bank and the ECB for supervisory purposes. In 2010, the Basel Committee issued new solvency and liquidity requirements that superseded Basel II, implemented in the EU via CRR / CRD. In accordance with the CRR the minimum Pillar 1 capital requirements applicable to ING Group are: a CET1 ratio of 4.5%, a Tier 1 ratio of 6.0% and a Total capital ratio of 8.0% of risk-weighted assets.
The overall SREP CET1 requirement (including buffer requirements) for ING Group at a consolidated level increased slightly during 2022 due to announcements in the Countercyclical Buffer and was 10.58% at the end of 2022. This requirement is the sum of a 4.5% Pillar I requirement, a 0.98% Pillar II requirement, a 2.5% Capital Conservation Buffer (CCB), a 0.10% Countercyclical Buffer (CCyB) (based on December 2022 positions) and a 2.5% O-SII buffer that is set separately for Dutch systemic banks by the Dutch Central Bank (De Nederlandsche Bank). This requirement excludes the Pillar II guidance, which is not disclosed.
The Maximum Distributable Amount (MDA) trigger level stood at 10.58% in 2022 for CET1, 12.41% for Tier 1 Capital and 14.85% for Total Capital. These MDA levels are in line with the application of Art.104a in CRD V, which allows ING to partly fulfil the total Pillar II requirement (1.75%) with Additional Tier 1 and Tier 2 securities. As per 1 January 2023 a MDA requirement on the leverage ratio of 3.5% applies to ING Group. In the event that ING Group breaches an MDA level, ING may face restrictions on dividend payments, coupons on AT1 securities and payment of variable remuneration.
Ratings
ING’s credit ratings and outlook are shown in the table below. Each of these ratings reflects only the view of the applicable rating agency at the time the rating was issued, and any explanation of the significance of a rating may be obtained only from the rating agency.

Main credit ratings of ING at 31 December 2022
	S&P	Moody’s	Fitch
ING Groep N.V.
Issuer rating
Long-term	A-	n/a	A+
Short-term	A-2	n/a	F1
Outlook	Stable	Stable 1)	Stable
Senior unsecured rating	A-	Baa1	A+
1Outlook refers to the senior unsecured rating.
A security rating is not a recommendation to buy, sell or hold securities and each rating should be evaluated independently of other ratings. There is no assurance that any credit rating will remain in effect for any given period of time or that a rating will not be lowered, suspended or withdrawn entirely by the rating agency if, in the rating agency’s judgment, circumstances so warrant. ING accepts no responsibility for the accuracy or reliability of the ratings.